EXHIBIT INDEX

                                                       Sequentially
Exhibit                                                Numbered
Number                   Description                   Page

2.1     Agreement and Plan of Merger dated as of June
        30, 1993 among Carolco Pictures Inc., Vista
        Acquisition Corporation and The Vista
        Organization, Ltd. Incorporated by reference
        to Exhibit (c)(1) to Carolco's Schedule 13E-3,
        Amendment No. 3, filed with the Commission on
        July 6, 1993 . . . . . . . . . . . . . . . .

2.2     Form of Commitment Letter dated June 4, 1993
        with each holder of Existing 10% Debentures
        and Series D Preferred (other than the
        Strategic Investors). Incorporated by
        reference to Exhibit 2.2 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 2, filed with the Commission on July 6,
        1993 (File No. 33-56380) . . . . . . . . . .

3.1     Restated Certificate of Incorporation of
        Carolco Pictures Inc. effective October 20,
        1993. Incorporated by reference to Exhibit 3.5
        to Carolco's Current Report on Form 8-K dated
        October 20, 1993 filed with the Commission on
        November 4, 1993 . . . . . . . . . . . . . .

3.2     Certificate of Designation, Preferences and
        Rights of Series A Convertible Preferred Stock
        (Exhibit A to Exhibit 3.1 hereto).
        Incorporated by reference to Exhibit A to
        Exhibit 3.5 to Carolco's Current Report on
        Form 8-K dated October 20, 1993 filed with the
        Commission on November 4, 1993 . . . . . . .

3.3     Amended and Restated Bylaws of Carolco
        Pictures Inc. Incorporated by reference to
        Exhibit 3.6 to Carolco's Current Report on
        Form 8-K dated October 20, 1993 filed with the
        Commission on November 4, 1993 . . . . . . .

4.1     Indenture dated as of October 20, 1993 between
        Carolco Pictures Inc. and American Stock
        Transfer & Trust  Company, as Trustee,
        relating to the Company's 11.5%/10% Reducing
        Rate Senior Notes due 2000 (including form of
        Note). Incorporated by reference to Exhibit
        4.1 to Carolco's Current Report on Form 8-K
        dated October 20, 1993 filed with the
        Commission on November 4, 1993 . . . . . . .

4.2     Indenture dated as of October 20, 1993 between
        Carolco Pictures Inc. and American Stock
        Transfer & Trust Company, as Trustee, relating
        to the Company's 13%/12% Reducing Rate Senior
        Subordinated Notes due 1999 (including form of
        Note). Incorporated by reference to Exhibit
        4.2 to Carolco's Current Report on Form 8-K
        dated October 20, 1993 filed with the
        Commission on November 4, 1993 . . . . . . .

4.3     Amended and Restated Indenture dated as of
        September 30, 1993 between Carolco Pictures
        Inc. and IBJ Schroder Bank & Trust Company, as
        Trustee, relating to the Company's 13% Senior
        Subordinated Notes due December 1, 1996.
        Incorporated by reference to Exhibit 4.3 to
        Carolco's Current Report on Form 8-K dated
        October 20, 1993 filed with the Commission on
        November 4, 1993 . . . . . . . . . . . . . .

4.4     Indenture dated as of October 20, 1993 between
        Carolco Pictures Inc. and First Trust of
        California, as Trustee, relating to the
        Company's 5% Payment-In-Kind Convertible
        Subordinated Notes due 2002 (including form of
        Note). Incorporated by reference to Exhibit
        4.4 to Carolco's Current Report on Form 8-K
        dated October 20, 1993 filed with the
        Commission on November 4, 1993 . . . . . . .

4.5     Form of Indenture for 7% Convertible
        Subordinated Notes Due 2006 (including Form of
        Note). Incorporated by reference to Exhibit
        4.13 to Carolco's Registration Statement on
        Form S-1, Amendment No. 3, filed with the
        Commission on August 2, 1993 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.1    Stock Purchase Agreement by and between
        Carolco Pictures Inc. and Technicolor, Inc.
        dated as of March 25, 1991.  Incorporated by
        reference to Exhibit 4.9 to Carolco's Annual
        Report on Form 10-K for the fiscal year ended
        December 31, 1990. . . . . . . . . . . . . .

10.2    Registration Rights Agreement dated as of
        March 25, 1991 by and between Carolco Pictures
        Inc. and Technicolor, Inc. (Exhibit A to
        Exhibit 10.1 hereto).  Incorporated by
        reference to Exhibit 10.75 to Carolco's Annual
        Report on Form 10-K for the fiscal year ended
        December 31, 1990. . . . . . . . . . . . . .

10.3    Laboratory Services Agreement dated as of
        March 25, 1991 by and between Carolco Pictures
        Inc. and Technicolor, Inc. dated as of March
        25, 1991.  Incorporated by reference to
        Exhibit 10.76 to Carolco's Annual Report on
        Form 10-K for the fiscal year ended December
        31, 1990#. . . . . . . . . . . . . . . . . .

10.4    Stock Purchase Agreement dated as of September
        13, 1991 by and between Carolco Pictures Inc.
        and Neue Constantin Film GmbH & Co. Verleih KG
        for 222,223 Shares of Carolco's Common Stock.
        Incorporated by reference to Exhibit 19.1 to
        Carolco's Quarterly Report on Form 10-Q for
        the quarter ended March 31, 1992 . . . . . .

10.5    Registration Rights Agreement for Carolco
        Pictures Inc. Common Stock dated as of
        September 13, 1991 by and between Carolco
        Pictures Inc. and Neue Constantin Film GmbH &
        Co. Verleih KG. Incorporated by reference to
        Exhibit 19.2 to Carolco's Quarterly Report
        on Form 10-Q for the quarter ended March 31,
        1992 . . . . . . . . . . . . . . . . . . . .

10.6    Output Agreement dated as of September 13,
        1991 by and between Carolco International N.V.
        and Constantin International B.V. Incorporated
        by reference to Exhibit 19.3 to Carolco's
        Quarterly Report on Form 10-Q for the quarter
        ended March 31, 1992#. . . . . . . . . . . .

10.7    Neue Constantin GmbH & Co. Verleih KG Guaranty
        dated as of September 13, 1991 to Carolco
        International N.V. Incorporated by reference
        to Exhibit 19.4 to Carolco's Quarterly Report
        on Form 10-Q for the quarter ended March 31,
        1992 . . . . . . . . . . . . . . . . . . . .

10.8    Carolco Pictures Inc. Guaranty dated as of
        September 13, 1991 to Constantin International
        B.V. Incorporated by reference to Exhibit 19.5
        to Carolco's Quarterly Report on Form 10-Q for
        the quarter ended March 31, 1992 . . . . . .

10.9    Tag Along and Voting Rights Agreement dated as
        of September 13, 1991 by and between New
        Carolco Investments B.V. and Neue Constantin
        Film GmbH & Co. Verleih KG. Incorporated by
        reference to Exhibit 10.176 to Carolco's
        Registration Statement on Form S-1 filed with
        the Commission on December 24, 1992. (File No.
        33-56380). . . . . . . . . . . . . . . . . .


10.10   Securities Purchase Agreement dated as of May
        8, 1991 between Carolco Pictures Inc. and RCS
        Video International Services B.V., or any
        designated Affiliate. Incorporated by
        reference to Exhibit 28.1 to Carolco's Current
        Report on Form 8-K dated May 8, 1991 . . . .

10.11   Output Agreement dated May 8, 1991 between
        Carolco International N.V. and RCS Video
        Services Antilles N.V. Incorporated by
        reference to Exhibit 28.4 to Carolco's Form 8
        Amendment dated November 8, 1991 to Carolco's
        Current Report on Form 8-K dated May 8,
        1991#. . . . . . . . . . . . . . . . . . . .

10.12   Co-Production Agreement made and entered into
        as of May 8, 1991 by and between RCS Video
        Services Antilles N.V., Carolco Pictures Inc.
        and its wholly-owned subsidiary Carolco
        International N.V. Incorporated by reference
        to Exhibit 28.5 to Carolco's Form 8 Amendment
        dated November 8, 1991 to Carolco's Current
        Report on Form 8-K dated May 8, 1991#. . . .

10.13   Inducement Letter dated May 8, 1991 to RCS
        Editori S.p.A., RCS Video Services Antilles
        N.V. and RCS Video International Services B.V.
        Incorporated by reference to Exhibit 28.7 to
        Carolco's Form 8 Amendment dated November 8,
        1991 to Carolco's Current Report on Form 8-K
        dated May 8, 1991# . . . . . . . . . . . . .

10.14   RCS Editori S.p.A. Guaranty dated as of May 8,
        1991 to Carolco Pictures Inc. and Carolco
        International N.V. Incorporated by reference
        to Exhibit 28.8 to Carolco's Current Report on
        Form 8-K dated May 8, 1991 to Carolco's
        Current Report on Form 8-K dated May 8,
        1991 . . . . . . . . . . . . . . . . . . . .

10.15   Carolco Pictures Inc. Guaranty dated as of May
        8, 1991 to RCS Video Services Antilles N.V.
        Incorporated by reference to Exhibit 28.9 to
        Carolco's Form 8 Amendment dated November 8,
        1991 to Carolco's Current Report on Form 8-K
        dated May 8, 1991. . . . . . . . . . . . . .

10.16   Amendment and Limited Waiver Agreement dated
        as of November 1, 1991 between RCS Video
        International Services B.V. and Carolco
        Pictures Inc. Incorporated by reference to
        Exhibit 28.12 to Carolco's Quarterly Report on
        Form 10-Q for the Quarter ended September 30,
        1991 . . . . . . . . . . . . . . . . . . . .

10.17   Co-Production Venture Agreement by and between
        Carolco International N.V. and Canal+
        Productions S.N.C. Incorporated by reference
        to Carolco's Current Report on Form 8-K dated
        May 15, 1990#  . . . . . . . . . . . . . . .

10.18   Agreement of General Partnership dated as of
        June 15, 1990 by and between Carolco
        International N.V. and Canal+ Productions
        S.N.C.  Incorporated by reference to Exhibit
        19 to Carolco's Quarterly Report on Form 10-Q
        for the quarter ended March 13, 1991 . . . .

10.19   Ancillary Agreement concerning Japan and Laser
        Disc Rights of Pioneer dated as of July 3,
        1990 by and between Carolco Pictures Inc. and
        Pioneer LDCA, Inc.  Incorporated by reference
        to Carolco's Current Report on Form 8-K dated
        May 15, 1990#. . . . . . . . . . . . . . . .

10.20   Registration Rights Agreement for LIVE
        Entertainment Inc. Common Stock dated as of
        July 3, 1990 by and between LIVE Entertainment
        Inc. and Pioneer LDCA, Inc.  Incorporated by
        reference to Carolco's Current Report on Form
        8-K dated May 15, 1990 . . . . . . . . . . .

10.21   Stipulation and Agreement of Compromise and
        Settlement and Consent to Magistrate Judge
        McCue's Jurisdiction.  Incorporated by
        reference to Exhibit 28.1 to Carolco's Current
        Report on Form 8-K dated October 18, 1991. .

10.22   Revolving Credit Loan Agreement and Security
        Assignment dated as of June 18, 1987 among
        Credit Lyonnais Bank Nederland N.V., Carolco
        International N.V., Carolco Pictures Inc., and
        certain of its affiliates.  Incorporated by
        reference to Exhibit 10.26 to Carolco's
        Registration Statement on Form S-1 (File No.
        33-20956). . . . . . . . . . . . . . . . . .

10.23   Supplemental Agreement dated as of November
        17, 1989 to Revolving Credit Loan Agreement
        with Credit Lyonnais Bank Nederland N.V.
        Incorporated by reference to Exhibit 10.27 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 1, filed with the Commission on
        December 11, 1989 (File No. 33-31192). . . .

10.24   Second Amendment, Consent and Waiver to
        Revolving Credit Loan Agreement and Security
        Assignment between Carolco International N.V.,
        Carolco Pictures Inc., certain other
        affiliated corporations, and Credit Lyonnais
        Bank Nederland N.V. dated as of March 17,
        1992.  Incorporated by reference to Exhibit
        28.9 to Carolco's Current Report on Form 8-K
        dated March 24, 1992 . . . . . . . . . . . .

10.25   Amendment to Revolving Credit Loan Agreement
        and Security Assignment between Carolco
        International N.V., Carolco Pictures Inc., and
        certain other affiliated corporations, and
        Credit Lyonnais Bank Nederland N.V. dated as
        of January 4, 1993.  Incorporated by reference
        to Exhibit 10.69 to Carolco's Registration
        Statement on Form S-1, Amendment No. 1, filed
        with the Commission on May 7, 1993 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.26   Agreement of Credit Lyonnais Bank Nederland
        N.V. for the benefit of RCS Video Services
        Antilles N.V. and Le Studio Canal+ dated March
        24, 1992.  Incorporated by reference to
        Exhibit 28.15 to Carolco's Current Report on
        Form 8-K dated March 24, 1992. . . . . . . .

10.27   Employment Agreements for the services of
        Mario F. Kassar dated as of March 23, 1992.
        Incorporated by reference to Exhibit 28.19 to
        Carolco's Current Report on Form 8-K dated
        March 24, 1992 . . . . . . . . . . . . . . .

10.28   Stock Option Agreement of Mario F. Kassar
        dated March 26, 1992.  Incorporated by
        reference to Exhibit 28.24 to Carolco's
        Current Report on Form 8-K dated March 24,
        1992 . . . . . . . . . . . . . . . . . . . .

10.29   Multiple Picture License Agreement between Le
        Studio Canal+ and Atalanta Films International
        B.V. dated as of March 20, 1992.  Incorporated
        by reference to Exhibit W to Canal+ S.A.'s
        Schedule 13D under the Securities Exchange Act
        of 1934 (Amendment No. 4) dated March 24,
        1992 . . . . . . . . . . . . . . . . . . . .

10.30   Intercreditor and Standstill Agreement between
        Pioneer LDCA, Inc., RCS Video International
        Services B.V. and Le Studio Canal+ dated as of
        March 23, 1992.  Incorporated by reference to
        Exhibit AA to Canal+ S.A.'s Schedule 13D under
        the Securities Exchange Act of 1934 (Amendment
        No. 4) dated March 24, 1992. . . . . . . . .

10.31   Stock Transfer and Settlement Agreement
        between New Carolco Investments B.V. and
        Valdina Corporation N.V. dated as of March 23,
        1992.  Incorporated by reference to Exhibit A
        to Valdina Corporation N.V.'s Schedule 13D
        under the Securities Exchange Act of 1934
        dated March 23, 1992 . . . . . . . . . . . .

10.32   Note Purchase Agreement between Valdina
        Corporation N.V. and Le Studio Canal+ dated as
        of March 23, 1992.  Incorporated by reference
        to Exhibit D to Valdina Corporation N.V.'s
        Schedule 13D under the Securities Exchange Act
        of 1934 dated March 23, 1992 . . . . . . . .

10.33   Note Purchase Agreement between Valdina
        Corporation N.V. and Pioneer LDCA, Inc. dated as of March 23, 1992. Incorporated by reference to Exhibit C to Valdina Corporation
        N.V.'s Schedule 13D under the Securities
        Exchange Act of 1934 dated march 23, 1992. .

10.34   Note Purchase Agreement between Valdina
        Corporation N.V. and RCS Video International
        Services B.V. dated as of March 23, 1992.
        Incorporated by reference to Exhibit B to
        Valdina Corporation N.V.'s Schedule 13D under
        the Securities Exchange Act of 1934 dated
        March 23, 1992 . . . . . . . . . . . . . . .

10.35   Security and Pledge Agreement between New
        Carolco Investments B.V. and Le Studio Canal+
        dated as of March 23, 1992.  Incorporated by
        reference to Exhibit M to Canal+ S.A.'s
        Schedule 13D under the Securities Exchange Act
        of 1934 (Amendment No. 4) dated March 24,
        1992 . . . . . . . . . . . . . . . . . . . .

10.36   Security and Pledge Agreement between New
        Carolco Investments B.V. and Pioneer LDCA,
        Inc. dated as of March 23, 1992.  Incorporated
        by reference to Exhibit 23 to New Carolco
        Investments B.V.'s Schedule 13D under the
        Securities Exchange Act of 1934 (Amendment No.
        8) dated March 24, 1992. . . . . . . . . . .

10.37   Security and Pledge Agreement between New
        Carolco Investments B.V. and RCS Video
        International Services B.V. dated as of March
        23, 1992.  Incorporated by reference to
        Exhibit 24 to New Carolco Investments B.V.'s
        Schedule 13D under the Securities Exchange
        Act of 1934 (Amendment No. 8) dated March 24,
        1992 . . . . . . . . . . . . . . . . . . . .

10.38   Letter Agreement between Mario F. Kassar and
        Valdina Corporation N.V. regarding Assignment
        of Registration Rights dated March 23, 1992.
        Incorporated by reference to Exhibit E to
        Valdina Corporation N.V.'s Schedule 13D under
        the Securities Exchange Act of 1934 dated
        March 23, 1992 . . . . . . . . . . . . . . .

10.39   Letter Agreement between Carolco Pictures Inc.
        and Valdina Corporation N.V. regarding
        Transfer of Registration Rights dated March
        23, 1992. Incorporated by reference to Exhibit
        F to Valdina Corporation N.V.'s Schedule 13D
        under the Securities Exchange Act of 1934
        dated March 23, 1992 . . . . . . . . . . . .

10.40   Letter Agreement, dated March 23, 1992,
        between Carolco Pictures Inc. and Valdina
        Corporation N.V. regarding Removal of Legend
        on Stock Certificate. Incorporated by
        reference to Exhibit 28.42 to Carolco's
        Current Report on Form 8-K dated March 24,
        1992 . . . . . . . . . . . . . . . . . . . .

10.41   Inducement Agreement between New Carolco
        Investments B.V., Clorenda Corporation A.V.V.,
        Mario F. Kassar, Pioneer LDCA, Inc., Le Studio
        Canal+ and RCS Video International Services
        B.V. dated as of March 23, 1992.  Incorporated
        by reference to Exhibit X to Canal+ S.A.'s
        Schedule 13D under the Securities Exchange
        Act of 1934 (Amendment No. 4) dated March 24,
        1992 . . . . . . . . . . . . . . . . . . . .

10.42   Employee Stock Option Plan of Carolco Pictures
        Inc., as amended as of June 15, 1987.
        Incorporated by reference to Exhibit 10.17 to
        Carolco's Registration Statement on Form S-1
        (File No.33-20956) . . . . . . . . . . . . .

10.43   Non-Employee Stock Option Plan of Carolco
        Pictures Inc. Incorporated by reference to
        Exhibit 10.12 to Carolco's Registration
        Statement on Form S-1 (File No. 33-8734) . .

10.44   1989 Stock Option and Stock Appreciation
        Rights Plan of Carolco Pictures Inc., as
        amended. Incorporated by reference to Exhibit
        99.10 to Carolco's Current Report on Form 8-K
        dated October 20, 1993 filed with the
        Commission on November 4, 1994 . . . . . . .

10.45   Deferred Compensation Plan of Carolco Pictures
        Inc. Incorporated by reference to Exhibit
        10.19 to Carolco's Registration Statement on
        Form S-1, Amendment No. 1, filed with the
        Commission on November 13, 1986 (File No.
        33-8734) . . . . . . . . . . . . . . . . . .

10.46   Employment Agreement for the services of
        William Shpall dated as of May 6, 1992.
        Incorporated by reference to Exhibit 28.1 to
        Carolco's Quarterly Report on Form 10-Q for
        the quarter ended March 31, 1992 . . . . . .

10.47   Stock Option Agreement of William Shpall dated
        as of May 6, 1992. Incorporated by reference
        to Exhibit 28.2 to Carolco's Quarterly Report
        on Form 10-Q for the quarter ended March 31,
        1992 . . . . . . . . . . . . . . . . . . . .

10.48   Letter Agreement dated as of March 17, 1988
        between White Eagle Enterprises, Inc. and
        Carolco Pictures Inc. relating to the
        production of "Rambo IV." Incorporated by
        reference to Exhibit 10.48 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 2, filed with the Commission on May 23,
        1988 (File No. 33-20956)#. . . . . . . . . .

10.49   Agreement dated as of October 18, 1988 among
        Carolco Pictures Inc., White Eagle Enterprises
        Inc., and White Eagle N.V. and Exhibit B thereto. Incorporated by reference to Exhibit
        10.54 to Carolco's Annual Report on Form 10-K for the fiscal year ended December 31, 1988#.

10.50   Promissory Note Secured by Deed of Trust and
        Deed of Trust dated February 22, 1988 issued
        by Carolco Pictures Inc. to The Equitable Life
        Assurance Society of the United States.
        Incorporated by reference to Exhibit 10.31 to
        Carolco's Registration Statement on Form S-1
        (File No. 33-20956). . . . . . . . . . . . .

10.51   Video Rights License Agreement between Carolco
        Pictures Inc. and International Video
        Entertainment Inc. dated July 27, 1987, as
        amended as of October 15, 1987.  Incorporated
        by reference to Exhibit 10.47 to Carolco's
        Registration Statement on Form S-1 (File No.
        33-20956). . . . . . . . . . . . . . . . . .

10.52   Amendment to Video Rights License Agreement
        between LIVE Home Video and Carolco Pictures
        Inc. included as Exhibit 10.51 hereto dated
        April 12, 1990. Incorporated by reference to
        Exhibit 10.22 to Carolco's Annual Report on
        Form 10-K for the fiscal year ended December
        31, 1990 . . . . . . . . . . . . . . . . . .

10.53   Syndication Distribution Agreement dated as of
        October 19, 1988 between Hemdale
        Communications, Inc., Hemdale Holdings, Ltd.,
        Hemdale Film Corporation, Hemdale Film Sales
        Corporation and Orbis Communications Inc.
        Incorporated by reference to Exhibit 10.49 to
        Carolco's Annual Report on Form 10-K for the
        fiscal year ended December 31, 1988. . . . .

10.54   Network Distribution Agreement dated as of
        October 19, 1988 between Hemdale
        Communications, Inc., Hemdale Holdings, Inc.,
        Hemdale Film Corporation, Hemdale Film Sales
        Corporation and Orbis Communications Inc.
        Incorporated by reference to Exhibit 10.50 to
        Carolco's Annual Report on Form 10-K for the
        fiscal year ended December 31, 1988# . . . .

10.55   "Platoon" Distribution Agreement dated as of
        October 19, 1988 between Hemdale Holdings,
        Ltd., Hemdale Film Corporation, Hemdale Film
        Sales Corporation and Orbis Communications
        Inc. Incorporated by reference to Exhibit
        10.51 to Carolco's Annual Report on Form 10-K for the fiscal year ended December 31, 1988# .

10.56   Revised Domestic Theatrical Distribution
        Agreement dated as of December 26, 1990
        between Tri-Star Pictures, Inc. and Carolco
        Pictures Inc. Incorporated by reference to
        Exhibit 10.26 to Carolco's Annual Report on
        Form 10-K for the fiscal year ended December
        31, 1990, as amended and restated by a Form 8
        Amendment to Application or Report dated April
        15, 1991 . . . . . . . . . . . . . . . . . .

10.57   Exclusive Output Agreement dated as of May 4,
        1988 between Showtime/The Movie Channel Inc.
        and Carolco Pictures Inc. Incorporated by
        reference to Exhibit 10.53 to Carolco's Annual
        Report on Form 10-K for the fiscal year ended
        December 31, 1988# . . . . . . . . . . . . .


10.58   Agreement for the Subscription, Purchase and
        Sale of Shares between The Vista Organization,
        Ltd., TVO Motion Picture Management Co., Inc.
        and Carolco Pictures Inc. dated as of
        September 20, 1989. Incorporated by reference to Exhibit 10.58 to Carolco's Registration
        Statement on Form S-1 (File No. 33-31192). .

10.59   Amendment to Agreement for Subscription,
        Purchase and Sale of Shares among The Vista
        Organization, Ltd., TVO Motion Picture
        Management Co., Inc. and Carolco Pictures Inc.
        dated as of January 22, 1990. Incorporated by
        reference to Exhibit 10.89 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 3, filed with the Commission on January
        31, 1990 (File No. 33-31192) . . . . . . . .

10.60   Indemnity Agreement between Carolco Pictures
        Inc. and the individual Directors and Officers of The Vista Organization, Ltd. dated as of September 20, 1989. Incorporated by reference to Exhibit 10.60 to Carolco's Registration
        Statement on Form S-1 (File No. 33-31192). .

10.61   Amended and Restated Acquisition Agreement by
        and among Carolco Pictures Inc., DEG
        Acquisition Corporation, De Laurentiis
        Entertainment Group Inc. and certain
        subsidiaries and the Official Committee of
        Creditors dated December 22, 1989.
        Incorporated by reference to Exhibit 10.78 to
        Carolco's Annual Report on Form 10-K for the
        fiscal year ended December 31, 1989. . . . .

10.62   Amendment dated March 29, 1990 to Amended and
        Restated Acquisition Agreement by and among
        Carolco Pictures Inc., DEG Acquisition
        Corporation, De Laurentiis Entertainment Group
        Inc. and certain subsidiaries and the Official
        Committee of Creditors included as Exhibit
        10.73 hereto. Incorporated by reference to
        Exhibit 10.89 to Carolco's Annual Report on
        Form 10-K for the fiscal year ended December
        31, 1989 . . . . . . . . . . . . . . . . . .

10.63   Purchase and Sale Agreement, dated August 14,
        1992, by and between Worldvision Enterprises,
        Inc. and Carolco Television Inc. Incorporated
        by reference to Exhibit 28.1 to Carolco's
        Current Report on Form 8-K dated September 2,
        1992 . . . . . . . . . . . . . . . . . . . .

10.64   First Amendment to Purchase and Sale
        Agreement, dated as of September 2, 1992, by and between Worldvision Enterprises, Inc. and Carolco Television Inc. Incorporated by reference to Exhibit 28.2 to Carolco's Current
        Report on Form 8-K dated September 2, 1992 . .

10.65   Confirmation and Guaranty dated as of August
        14, 1992, by and between Carolco Pictures Inc.
        and Worldvision Enterprises, Inc. Incorporated
        by reference to Exhibit 10.137 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 3, filed with the Commission on August 2,
        1993 (File No. 33-56380) . . . . . . . . . .

10.66   Accounts Receivable Purchase and Sale
        Agreement, dated as of October 16, 1992, between Carolco Television Inc. and Sun Life
        Insurance Company of America. Incorporated by reference to Exhibit 28.3 to Carolco's Current
        Report on Form 8-K dated October 20, 1992. .

10.67   Guaranty dated October 19, 1992 by Carolco
        Pictures Inc. in favor of Sun Life Insurance
        Company of America. Incorporated by reference
        to Exhibit 10.139 to Carolco's Registration
        Statement on Form S-1, Amendment No. 3, filed
        with the Commission on August 2, 1993 (File
        No. 33-56380). . . . . . . . . . . . . . . .

10.68   Retainer Letter with Daniels & Associates and
        Jefferson Capital Group, Ltd. dated as of
        August 13, 1992. Incorporated by reference to
        Exhibit 10.177 to Carolco's Registration
        Statement on Form S-1 filed with the
        Commission on December 24, 1992 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.69   Retainer Letter with Daniels & Associates and
        Jefferson Capital Group, Ltd. dated as of
        December 22, 1992. Incorporated by reference
        to Exhibit 10.178 to Carolco's Registration
        Statement on Form S-1 filed with the
        Commission on December 24, 1992 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.70   Retainer Letter with Anthony J. Scotti dated
        as of September 1, 1992. Incorporated by
        reference to Exhibit 10.179 to Carolco's
        Registration Statement on Form S-1 filed with
        the Commission on December 24, 1992 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.71   Letter Agreement between Carolco Pictures Inc.
        and Robert W. Goldsmith for the services of Robert W. Goldsmith dated as of November 2,
        1992. Incorporated by reference to Exhibit
        10.143 to Carolco's Registration Statement on
        Form S-1, Amendment No. 1, filed with the
        Commission on May 7, 1993 (File No. 33-56380).

10.72   Prepayment Agreement dated as of January 8,
        1993, between Carolco Pictures Inc. and
        Showtime Networks Inc. Incorporated by
        reference to Exhibit 10.148 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 1, filed with the Commission on May 7,
        1993 (File No. 33-56380) . . . . . . . . . .

10.73   Letter Agreement dated February 11, 1993,
        between Carolco Pictures Inc. and Showtime
        Networks Inc. amending Showtime Prepayment
        Agreement. Incorporated by reference to
        Exhibit 10.149 to Carolco's Registration
        Statement on Form S-1, Amendment No. 1, filed
        with the Commission on May 7, 1993 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.74   $15 Million Secured Promissory Note dated
        December 17, 1992 by Carolco Pictures Inc.,
        Carolco International N.V. and Carolco
        Television Inc. in favor of The Screen Actors
        Guild, The Directors Guild of America, The
        Writers Guild of America West, and The Motion
        Picture Industry Pension and Health Plans.
        Incorporated by reference to Exhibit 10.150 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 1, filed with the Commission on
        May 7, 1993 (File No. 33-56380). . . . . . .

10.75   Security Agreement dated December 17, 1992 by
        Carolco Pictures Inc., Carolco International
        N.V. and Carolco Television Inc. in favor of
        The Screen Actors Guild, The Directors Guild
        of America, the Writers Guild of America West,
        and the Motion Picture Industry Pension and
        Health Plans. Incorporated by reference to
        Exhibit 10.151 to Carolco's Registration
        Statement on Form S-1, Amendment No. 1, filed
        with the Commission on May 7, 1993 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.76   Subordination Agreement dated December 17,
        1992 by and among Credit Lyonnais Bank
        Nederland N.V. and The Screen Actors Guild,
        The Directors Guild of America, The Writers
        Guild of America West, and The Motion Picture
        Industry Pension and Health Plans.
        Incorporated by reference to Exhibit 10.152 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 1, filed with the Commission on
        May 7, 1993 (File No. 33-56380). . . . . . .

10.77   Commitment Letter and Co-Production Agreement
        dated as of April 3, 1992 by and among
        Cliffhanger B.V., Carolco International N.V.,
        Carolco Nominee B.V., Pioneer LDCA, Inc.,
        Cinepole Productions B.V. and RCS Video
        Services Antilles N.V. Incorporated by
        reference to Exhibit 10.153 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 1, filed with the Commission on May 7,
        1993 (File No. 33-56380)#. . . . . . . . . .
        .

10.78   Amendment to Commitment Letter and
        Co-Production Agreement dated as of April 27,
        1992 by and among Cliffhanger B.V., Carolco
        International N.V., Carolco Nominee B.V.,
        Pioneer LDC, Inc., Cinepole Productions B.V.,
        RCS Video Services Antilles N.V., Carolco
        Pictures Inc., Credit Lyonnais Bank Nederland
        N.V. and Le Studio Canal+ S.A. Incorporated by
        reference to Exhibit 10.154 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 1, filed with the Commission on May 7,
        1993 (File No. 33-56380)#. . . . . . . . . .

10.79   Second Amendment to Commitment Letter and
        Co-Production Agreement dated as of April 23,
        1993 to be effective as of April 3, 1992 by
        and among Cliffhanger B.V., Carolco
        International N.V., Carolco Nominee B.V.,
        Pioneer LDCA, Inc., Cinepole Productions B.V.,
        RCS Video Services Antilles N.V. and
        Cliffhanger Investments Holding Inc.
        Incorporated by reference to Exhibit 10.155 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 1, filed with the Commission on
        May 7, 1993 (File No. 33-56380)# . . . . . .

10.80   Participation and Assumption Agreement dated
        as of January 8, 1992 by and between
        Carolco/Le Studio Canal+ Productions V.O.F.
        and Japan Satellite Broadcasting, Inc.
        Incorporated by reference to Exhibit 10.156 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 1, filed with the Commission on
        May 7, 1993 (File No. 33-56380)# . . . . . .

10.81   Investment Agreement dated as of July 15, 1991
        by and among Carolco International N.V.,
        Carolco Pictures Inc. and Le Studio Canal+
        S.A. with respect to "Basic Instinct."
        Incorporated by reference to Exhibit 10.157 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 1, filed with the Commission on
        May 7, 1993 (File No. 33-56380)# . . . . . .

10.82   Securities Purchase Agreement dated as of May
        25, 1993, by and between Carolco Pictures Inc.
        and Pioneer LDCA, Inc., Cinepole Productions
        B.V. and MGM Holdings Corporation.
        Incorporated by reference to Exhibit 10.164 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 2, filed with the Commission on
        July 6, 1993 (File No. 33-56380) . . . . . .

10.83   Contribution and Exchange Agreement dated as
        of May 25, 1993, by and between Carolco
        Pictures Inc. and Pioneer LDCA, Inc., Cinepole
        Productions B.V., Le Studio Canal+ S.A., RCS
        Video International Services B.V., RCS Video
        Services Antilles N.V. and RCS International
        Communications N.V. Incorporated by reference
        to Exhibit 10.166 to Carolco's Registration
        Statement on Form S-1, Amendment No. 2, filed
        with the Commission on July 6, 1993 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.84   Confidential Draft Term Sheet for Proposed
        MGM/Carolco Distribution Agreement by and
        between Carolco Pictures Inc. and
        Metro-Goldwyn-Mayer, Inc., dated as of April
        23, 1993. Incorporated by reference to Exhibit
        10.168 to Carolco's Registration Statement on
        Form S-1, Amendment No. 2, filed with the
        Commission on July 6, 1993 (File No.
        33-56380)# . . . . . . . . . . . . . . . . .

10.85   Domestic Output Agreement by and between
        Carolco Pictures Inc. and Metro-Goldwyn-Mayer,
        Inc., dated as of May 1, 1993. Incorporated by
        reference to Exhibit 10.12 to Carolco's
        Quarterly Report on Form 10-Q for the quarter
        ended September 30, 1993#. . . . . . . . . .

10.86   Employment Agreement between Carolco Pictures
        Inc. and Mario F. Kassar for the services of
        Mario F. Kassar, dated as of May 3, 1993.
        Incorporated by reference to Exhibit 28 to New
        Carolco Investments B.V.'s Schedule 13D under
        the Securities Exchange Act of 1934 (Amendment
        No. 10) dated May 6, 1993. . . . . . . . . .

10.87   Stock Option Agreement of Mario F. Kassar
        dated as of May 3, 1993. Incorporated by
        reference to Exhibit 29 to New Carolco
        Investments B.V.'s Schedule 13D under the
        Securities Exchange Act of 1934 (Amendment No.
        10) dated May 6, 1993. . . . . . . . . . . .

10.88   First Amendment to Inducement Agreement dated
        as of April 30, 1993, by and among New Carolco
        Investments B.V., Clorenda Corporation A.V.V.,
        Mario F. Kassar, Pioneer LDCA, Inc., Le Studio
        Canal+ and RCS Video International Services
        B.V. Incorporated by reference to Exhibit 30
        to New Carolco Investments B.V.'s Schedule 13D
        under the Securities Exchange Act of 1934
        (Amendment No. 10) dated May 6, 1993 . . . .

10.89   Amended and Restated Security and Pledge
        Agreement between New Carolco Investments B.V.
        and Le Studio Canal+ dated as of April 30,
        1993. Incorporated by reference to Exhibit 34
        to New Carolco Investments B.V.'s Schedule 13D
        under the Securities Exchange Act of 1934
        (Amendment No. 10) dated May 6, 1993 . . . .

10.90   Amended and Restated Security and Pledge
        Agreement between New Carolco Investments B.V.
        and Pioneer LDCA, Inc. dated as of April 30,
        1993. Incorporated by reference to Exhibit 35
        to New Carolco Investments B.V.'s Schedule 13D
        under the Securities Exchange Act of 1934
        (Amendment No. 10) dated May 6, 1993 . . . .

10.91   Amended and Restated Security and Pledge
        Agreement between New Carolco Investments B.V.
        and RCS Video International Services B.V.
        dated as of April 30, 1993. Incorporated by
        reference to Exhibit 36 to New Carolco
        Investments B.V.'s Schedule 13D under the
        Securities Exchange Act of 1934 (Amendment No.
        10) dated May 6, 1993. . . . . . . . . . . .

10.92   Letter Agreement dated May 25, 1993 by and
        between Carolco Pictures Inc. and New Carolco
        Investments B.V. relating to delivery of
        shares. Incorporated by reference to Exhibit
        38 to New Carolco Investments B.V.'s Schedule
        13D under the Securities Exchange Act of 1934
        (Amendment No. 11) dated May 25, 1993. . . .

10.93   Letter Agreement dated as of May 25, 1993 by
        and between Carolco Pictures Inc., Daniels &
        Associates and Jefferson Capital Group, Ltd.,
        amending Retainer Letter dated as of
        August 13, 1992. Incorporated by reference to
        Exhibit 10.177 to Carolco's Registration
        Statement on Form S-1, Amendment No. 2, filed
        with the Commission on July 6, 1993 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.94   Letter Agreement dated as of May 25, 1993 by
        and between Carolco Pictures Inc., Daniels &
        Associates and Jefferson Capital Group, Ltd.,
        amending Retainer Letter dated as of
        December 22, 1992. Incorporated by reference
        to Exhibit 10.178 to Carolco's Registration
        Statement on Form S-1, Amendment No. 2, filed
        with the Commission on July 6, 1993 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.95   Letter Agreement dated as of May 25, 1993 by
        and between Carolco Pictures Inc. and Anthony
        J. Scotti, Amending Retainer Letter dated as
        of September 1, 1992. Incorporated by
        reference to Exhibit 10.179 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 2, filed with the Commission on July 6,
        1993 (File No. 33-56380) . . . . . . . . . .

10.96   Letter Agreement between Carolco Pictures
        Inc., Carolco Television Inc. and Robert W.
        Goldsmith for the services of Robert W.
        Goldsmith dated as of April 1, 1991.
        Incorporated by reference to Exhibit 10.180 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 2, filed with the Commission on
        July 6, 1993 (File No. 33-56380) . . . . . .

10.97   Letter Agreement between Carolco Pictures Inc.
        and Karen A. Taylor for the services of Karen
        A. Taylor dated as of March 20, 1991.
        Incorporated by reference to Exhibit 10.181 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 2, filed with the Commission on
        July 6, 1993 (File No. 33-56380) . . . . . .

10.98   Letter Agreement between Carolco Pictures Inc.
        and Karen A. Taylor for the services of Karen
        A. Taylor dated as of May 20 1992.
        Incorporated by reference to Exhibit 10.182 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 2, filed with the Commission on
        July 6, 1993 (File No. 33-56380) . . . . . .

10.99   Consulting Agreement dated as of June 7, 1993
        by and between Carolco Pictures Inc. and
        Anthony J. Scotti. Incorporated by reference
        to Exhibit 10.183 to Carolco's Registration
        Statement on Form S-1, Amendment No. 2, filed
        with the Commission on July 6, 1993 (File No.
        33-56380). . . . . . . . . . . . . . . . . .

10.100  Statement of Release of Collateral Shares by
        Pioneer LDCA, Inc. (acting as collateral agent
        for Le Studio Canal+ and RCS Video
        International Services B.V.) dated as of May
        20, 1993. Incorporated by reference to Exhibit
        AK to Canal's Schedule 13D under the
        Securities Exchange Act of 1934 (Amendment No.
        8) dated June 1, 1993  . . . . . . . . . . .

10.101  First Amendment to Securities Purchase
        Agreement dated as of July 29, 1993, by and
        between Carolco Pictures Inc. and Pioneer
        LDCA, Inc., Cinepole Productions B.V. and MGM
        Holdings Corporation. Incorporated by
        reference to Exhibit 10.192 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 3, filed with the Commission on August 2,
        1993 (File No. 33-56380) . . . . . . . . . .

10.102  First Amendment to Contribution and Exchange
        Agreement dated as of July 29, 1993, by and
        between Carolco Pictures Inc. and Pioneer
        LDCA, Inc., Cinepole Productions B.V., Le
        Studio Canal+ S.A., RCS Video International
        Services B.V., RCS Video Services Antilles
        N.V. and RCS International Communications N.V.
        Incorporated by reference to Exhibit 10.193 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 3, filed with the Commission on
        August 2, 1993 (File No. 33-56380) . . . . .

10.103  Letter Agreement dated May 4, 1993 by and
        between Carolco Pictures Inc., Carolco
        International N.V., RCS Editori S.p.A., RCS
        Video Services Antilles N.V. and RCS
        International Communications N.V., amending
        Inducement Letter and Output Agreement, each
        dated May 8, 1991. Incorporated by reference
        to Exhibit 10.194 to Carolco's Registration
        Statement on Form S-1, Amendment No. 3, filed
        with the Commission on August 2, 1993 (File
        No. 33-56380). . . . . . . . . . . . . . . .

10.104  Letter Agreement dated as of September 11,
        1992 among Hexagon Films (U.S.), Carolco
        Pictures Inc. and Carolco International N.V.,
        relating to Stargate. Incorporated by
        reference to Exhibit 10.195 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 3, filed with the Commission on August 2,
        1993 (File No. 33-56380)#. . . . . . . . . .

10.105  Letter Agreement dated as of September 11,
        1992 among Hexagon Films (U.S.), Carolco
        Pictures Inc. and Carolco International N.V.,
        amending Letter Agreement dated September 11,
        1992 with respect to Stargate. Incorporated by
        reference to Exhibit 10.196 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 3, filed with the Commission on August 2,
        1993 (File No. 33-56380)#. . . . . . . . . .

10.106  Letter Agreement dated as of November 13, 1992
        among Hexagon Films (U.S.), Carolco Pictures
        Inc. and Carolco International N.V., amending
        Letter Agreement dated September 11, 1992 with
        respect to Stargate. Incorporated by reference
        to Exhibit 10.197 to Carolco's Registration
        Statement on Form S-1, Amendment No. 3, filed
        with the Commission on August 2, 1993 (File
        No. 33-56380). . . . . . . . . . . . . . . .

10.107  Standby Purchase and Investment Agreement
        dated as of July 29, 1993, by and between
        Carolco Pictures Inc., Cinepole Productions
        B.V., Le Studio Canal+, Pioneer LDCA, Inc.,
        RCS Video International Services B.V. and
        Tele-Communications, Inc. Incorporated by
        reference to Exhibit 10.198 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 3, filed with the Commission on August 2,
        1993 (File No. 33-56380) . . . . . . . . . .

10.108  Second Amendment to Securities Purchase
        Agreement dated as of August 19, 1993 by and
        between Carolco Pictures Inc. and Pioneer
        LDCA, Inc., Cinepole Productions B.V. and MGM
        Holdings Corporation. Incorporated by
        reference to Exhibit 10.199 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 4, filed with the Commission on August 23,
        1993 (File No. 33-56380) . . . . . . . . . .

10.109  Employment Agreement between Carolco Pictures
        Inc. and Lynwood Spinks for the services of
        Lynwood Spinks, dated as of August 9, 1993 and
        entered into as of March 1, 1992. Incorporated
        by reference to Exhibit 10.200 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 4, filed with the Commission on August 23,
        1993 (File No. 33-56380)#. . . . . . . . . .

10.110  Agreement by and between Carolco Pictures Inc.
        and Tele-Communications, Inc., dated as of
        August 19, 1993 relating to certain
        pre-theatrical pay-per-view rights.
        Incorporated by reference to Exhibit 10.201 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 4, filed with the Commission on
        August 23, 1993 (File No. 33-56380). . . . .

10.111  Co-Production Financing Agreement by and among
        Carolco Pictures Inc., Le Studio Canal+ and
        Tele-Communications, Inc., dated as of August
        19, 1993. Incorporated by reference to Exhibit
        10.202 to Carolco's Registration Statement on
        Form S-1, Amendment No. 4, filed with the
        Commission on August 23, 1993 (File No.
        33-56380)# . . . . . . . . . . . . . . . . .

10.112  License Agreement by and between Carolco
        Pictures Inc. and Encore Media Corporation,
        dated as of August 17, 1993. Incorporated by
        reference to Exhibit 10.203 to Carolco's
        Registration Statement on Form S-1, Amendment
        No. 4, filed with the Commission on August 23,
        1993 (File No. 33-56380)#. . . . . . . . . .

10.113  Stock Purchase Agreement by and between
        Carolco Pictures Inc. and Tele-Communications,
        Inc., dated as of August 19, 1993.
        Incorporated by reference to Exhibit 10.204 to
        Carolco's Registration Statement on Form S-1,
        Amendment No. 4, filed with the Commission on
        August 23, 1993 (File No. 33-56380). . . . .

10.114  Third Amendment to Securities Purchase
        Agreement dated October 7, 1993 by and between
        Carolco Pictures Inc. and Pioneer LDCA, Inc.,
        Cinepole Productions B.V. and MGM Holdings
        Corporation. Incorporated by reference to
        Exhibit DD to Pioneer Electronic Corporation's
        Schedule 13D under the Securities Exchange Act
        of 1934, Amendment No. 4, filed with the
        Commission on November 2, 1993 . . . . . . .

10.115  Second Amendment to Contribution and Exchange
        Agreement dated as of October 15, 1993 by and
        between Carolco Pictures Inc. and Pioneer
        LDCA, Inc., Cinepole Productions B.V., Le
        Studio Canal+ S.A., RCS Video International
        Service B.V., RCS Video Services Antilles N.V.
        and RCS International Communications N.V.
        Incorporated by reference to Exhibit EE to
        Pioneer Electronic Corporation's Schedule 13D
        under the Securities Exchange Act of 1934,
        Amendment No. 4, filed with the Commission on
        November 2, 1993 . . . . . . . . . . . . . .

10.116  Stockholders Agreement dated as of October 20,
        1993 by and between New Carolco Investments
        B.V., Pioneer LDCA, Inc., Cinepole Productions
        B.V., RCS Video International Services B.V.
        and MGM Holdings Corporation. Incorporated by
        reference to Exhibit BB to Pioneer Electronic
        Corporation's Schedule 13D under the
        Securities Exchange Act of 1934, Amendment No.
        4, filed with the Commission on November 2,
        1993 . . . . . . . . . . . . . . . . . . . .

10.117  Registration Rights Agreement dated as of
        October 20, 1993 by and between Carolco
        Pictures Inc. and Pioneer LDCA, Inc., Cinepole
        Productions B.V., RCS Video International
        Services B.V. and MGM Holdings Corporation.
        Incorporated by reference to Exhibit AA to
        Pioneer Electronic Corporation's Schedule 13D
        under the Securities Exchange Act of 1934,
        Amendment No. 4 filed with the Commission on
        November 2, 1993 . . . . . . . . . . . . . .

10.118  Put and Call Agreement dated October 20, 1993
        by and among MGM Holdings Corporation, Credit
        Lyonnais S.A. and Cinepole Productions B.V.
        Incorporated by reference to Exhibit E to MGM
        Holdings Corporation's Schedule 13D under the
        Securities Exchange Act of 1934, Amendment No.
        1, filed with the Commission on November 1,
        1993 . . . . . . . . . . . . . . . . . . . .

10.119  Subordination Agreement dated October 20, 1993
        by and among Pioneer LDCA, Inc., Cinepole
        Productions B.V., RCS Video International
        Services B.V., RCS International
        Communications N.V. and MGM Holdings
        Corporation. Incorporated by reference to
        Exhibit CC to Pioneer Electronic Corporation's
        Schedule 13D under the Securities Exchange Act
        of 1934, Amendment No. 4, filed with the
        Commission on November 2, 1993 . . . . . . .

10.120  Registration Rights Agreement for LIVE
        Entertainment Inc. Common Stock dated as of
        July 20, 1993, by and among LIVE Entertainment
        Inc., Carolco Pictures Inc., Pioneer LDCA,
        Inc., RCS Video International Services B.V.,
        RCS Video Services Antilles N.V., and Le
        Studio Canal+ S.A. Incorporated by reference
        to Exhibit 10.84 to LIVE Entertainment Inc.'s
        Annual Report on Form 10-K for the fiscal year
        ended December 31, 1993. . . . . . . . . . .

10.121  Letter Agreement between Carolco Pictures Inc.
        and Karen A. Taylor for the services of Karen
        A. Taylor effective November 1, 1993.
        Incorporated by reference to Exhibit 10.121 to
        Carolco Pictures Inc. Annual Report on Form
        10-K for the fiscal year ended December 31,
        1993 . . . . . . . . . . . . . . . . . . . .

10.122 Retainer Letter with Daniels & Associates dated as of January 20, 1994. Incorporated by reference to Exhibit 10.122 to Carolco
        Pictures Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 1993. . .

10.123  Letter of Intent dated March 23, 1994 between
        Carolco Pictures Inc. and LIVE Entertainment
        Inc.  Filed herewith.  . . . . . . . . . . .

11.1    Statement of Computation of Per Share
        Earnings.  Incorporated by reference to
        Exhibit 11.1 to Carolco Pictures Inc. Annual
        Report on Form 10-K for the fiscal year ended
        December 31, 1993  . . . . . . . . . . . . .

21.1    Subsidiaries of Carolco Pictures Inc.
        Incorporated by reference to Exhibit 21.1 to
        Carolco Pictures Inc. Annual Report on Form
        10-K for the fiscal year ended December 31,
        1993 . . . . . . . . . . . . . . . . . . . .

23.1    Consent of Ernst & Young.  Incorporated by
        reference to Exhibit 23.1 to Carolco Pictures
        Inc. Annual Report on Form 10-K for the fiscal
        year ended December 31, 1993 . . . . . . . .


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